Exhibit 10.3


                            [First Union Letterhead]


                                SWAP TRANSACTION
                                  CONFIRMATION


Date:                     October 27, 1998

To:                       PUBLIC STORAGE PROPERTIES, LTD. ("Counterparty")

Address:                  701 Western Avenue, Suite 200
                          Glendale, CA  91201

Fax:                      (818) 244-9267

Attention:                David P. Singelyn

From:                     FIRST UNION NATIONAL BANK ("First Union")

Ref. No.                  93165/127002

Dear Mr. Singelyn:

Reference is made to that certain Confirmation dated October 26, 1998 between the Counterparty and First Union regarding a Transaction with a First Union reference number of 93165/127002, a Trade Date of October 23, 1998, an Effective Date of October 23, 1998 and a Termination Date of October 23, 2000 ("Prior Confirmation"). This Confirmation amends and restates the Prior Confirmation. Amended terms are highlighted below in bold.

This confirms the terms of the Transaction described below between Counterparty and First Union. This Transaction is subject to the 1991 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. ("ISDA Definitions"), which are incorporated herein by reference. Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive difference, if any, between the Fixed Amount and the Floating Amount, and the Floating Rate Payer shall pay the positive difference, if any, between the Floating Amount and the Fixed Amount.


Transaction Type:                   Interest Rate Swap
-----------------

Currency for Payments:              U.S. Dollars
----------------------

Notional Amount:                    $5,000,000.00
----------------

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

Term:
-----
Trade Date:                         October 23, 1998
Effective Date:                     October 23, 1998
Termination Date:                   October 23, 2000, subject to the Modified
                                    following Business Day Convention

Fixed Amounts:
--------------
Fixed Rate Payer:                   Counterparty
Payment Dates:                      Monthly on the 23rd day of each month
                                    commencing November 23, 1998, through and
                                    including the Termination Date.
Business Day Convention:            Modified Following
Business Day:                       New York
Fixed Rate:                         4.655%
Fixed Rate Day Count Fraction:      Actual/360


Floating Amounts:
-----------------
Floating Rate Payer:                First Union
Payment Dates:                      Monthly on the 23rd day of each month
                                    commencing November 23, 1998, through and
                                    including the Termination Date.
Business Day Convention:            Modified Following
Business Day:                       New York
Floating Rate for initial
Calculation Period:                 5.21938%
Floating Rate Option:               USD-LIBOR-BBA
Designated Maturity:                1 Month
Spread:                             None
Floating Rate Day Count Fraction:   Actual/360
Floating Rate Determined:           Two London Banking Days prior to each
                                    Reset Date
Reset Dates:                        The first day of each Calculation Period
Compounding:                        Inapplicable
Rounding convention:                5 decimal places per the ISDA Definitions


Calculation Agent:                  First Union
------------------


Payments to First Union:            First Union Charlotte
------------------------            Capital Markets
                                    Attention: Derivatives Desk
                                    Fed. ABA No. 053000219
                                    Ref. No.:93165/127002


First Union Contacts:               Settlements and/or Rate Resets:
---------------------               Tel: (800) 249-3865
                                    Fax: (704) 383-9139

                                    Documentation and/or Collateral:
                                    Tel: (704) 383-5678
                                    Fax: (704) 383-9139

                                    Please quote transaction reference number.

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

First Union Address:                One First Union Center
--------------------                301 South College Street DC-4
                                    Charlotte, NC 28288-0601

Payments to Counterparty:           Please forward payment instructions to First
                                    Union in Charlotte, NC. Payments will not be made to Counterparty without its written instructions.

Documentation
-------------

This Confirmation is a binding and complete contract between the parties, provided that if at any time there exists a master agreement (however described) between the parties governing this Transaction ("Master Agreement"), this Confirmation supplements, forms part of and will be governed by the Master Agreement. Unless otherwise provided in the Master Agreement, this Confirmation is governed by the law (and not the law of conflicts) of the State of New York.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                    Very truly yours,

                                            FIRST UNION NATIONAL BANK


                                            By:  /s/ Peter J. Lancos
                                                 ------------------------
                                            Name:  Peter J. Lancos
                                            Title: Vice President


                                            By:  /s/ Ryan S. Hale
                                                 ---------------------
                                            Name:  Ryan S. Hale
                                            Title: Capital Markets Officer



Accepted and confirmed as of the date first above written:

PUBLIC STORAGE PROPERTIES, LTD.

By:  Public Storage, Inc.,
     Its general partner


         By:  /s/ David P. Singelyn
              --------------------------
         Name:  David P. Singelyn
         Title:  Vice President and Treasurer

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